EXHIBIT 10.3
SECURITY AGREEMENT

TO THE SECURED LOAN AGREEMENT
Between the BORROWER and the LENDER
Aggregate Principal Sum of up to U.S. $175,000

THIS SECURITY AGREEMENT is provided, dated and made effective as of [--] day of [-------------] 2009 (the “Effective Date”).

FROM:

TAPIMMUNE INC., a company incorporated under the laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at Unit 2, 3590 West 41st Avenue, Vancouver, British Columbia, Canada, V6N 3E6

(the “Borrower”);

TO:

[---------------------]

(each, a “Lender”, and together, the “Lenders”);

(the Borrower and the Lenders being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

THE LENDERS (hereinafter referred to as the “Secured Parties” and each a “Secured Party”) are the Secured Parties to THE BORROWER (hereinafter collectively referred to the “Borrower”) as evidenced by this “Security Agreement” (the “Agreement”), which is dated for reference effective as at the above-referenced Effective Date, with the principal sum of this Agreement being up to one hundred and seventy five thousand dollars (U.S. $175,000) (herein the “Principal Sum”) of lawful money of the United States of America, together with interest payable thereon and commencing on the advancement date of any such Principal Sum hereunder at the rate of thirty percent (30%) per annum (and if such rate is deemed usurious, the maximum non-usurious rate of interest that Lender is permitted under the applicable law of the jurisdiction that found such rate to be usurious to contract for, take, charge, or receive from Borrower), calculated daily and payable in full quarterly during the continuance of any portion of the Principal Sum being outstanding hereunder (herein the “Interest”) prior to maturity (and the Principal Sum and the Interest being, collectively, referred to hereinafter as the “Principal Sum”); which is the Principal Sum and Interest which may be advanced by the within Secured Parties to the Borrower in accordance with the terms and conditions of a certain “Secured Loan Agreement” of even date herewith (the “Loan Agreement”); this Agreement being Schedule “C” to the Loan Agreement.

1.                      Creation of security interest

1.1The Borrower hereby grants to the Secured Parties a security interest in the collateral referred to in section “2.1” hereinbelow, to secure the payment or performance of all obligations, indebtedness and liabilities of the Borrower to the Secured Parties under the Loan Agreement, whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals, direct or indirect, wheresoever and howsoever incurred and any ultimate unpaid balance thereof, including, without restricting the generality of the foregoing, future advances to the Borrower under fixed or revolving credits established from time to time and letters of credit whether or not drawn upon, issued by the Secured Parties with respect to the Borrower.

2.                      Collateral

2.1The collateral subject to the security interest created herein is all of the Borrower’s present and after acquired personal property and, without limiting the generality of the foregoing, includes:

(a)           Equipment:

all machinery, equipment and other tangible personal property now owned or hereafter acquired by the Borrower (hereinafter collectively referred to as the “Equipment”);

(b)           Accounts receivable:

(i)
all debts, demands and choses in action which are now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Borrower and all claims of whatsoever nature or kind which the Borrower now has or may hereafter have, including claims against the Crown and claims under insurance policies;

(ii)
all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages, and all other rights and benefits which now are or may hereafter be vested in the Borrower in respect of or as security for any of the said debts, demands, choses in action and claims; and

(iii)	all books, accounts, invoices, letters, papers and documents in any way evidencing or relating to any of the said debts, demands, choses in action and claims;

(hereinafter collectively referred to as the “Accounts Receivable”);

(c)           Intangibles:

all intangible personal property now owned or hereafter acquired by the Borrower and not included in the aforesaid security interests, including without limitation all contractual rights, leasehold interests, good will, patents, trademarks, copyrights, industrial designs, patent applications, trademark applications, service marks, tradenames, trade secrets, licenses, domain names, information and proprietary rights and processes as are necessary to the conduct of the Borrower’s business as now conducted and as presently proposed to be conducted and other industrial or intellectual property or rights therein, under license or otherwise (hereinafter collectively referred to as the “Intangibles”);

(d)           Other personal property:

all of the remaining personal property of the Borrower of every kind now owned or hereafter acquired by the Borrower (except such property as is validly and effectively subject to the foregoing security interests), including documents of title, chattel paper, instruments, securities and money (hereinafter collectively referred to as the “Other Personal Property”); and

(e)           Proceeds:

all proceeds derived directly or indirectly therefrom including, without limiting the generality of the foregoing, proceeds of sale, lease or other dispositions of any property subject to all of the foregoing security interests, proceeds of a kind similar to the above described items, and money, cheques or deposit accounts in deposit taking institutions (hereinafter collectively referred to as the “Proceeds”).

All of the foregoing (namely the Equipment, the Accounts Receivable, the Intangibles, the Other Personal Property and the Proceeds) is hereinafter collectively referred to as the “Collateral”.  The Borrower attaches hereto as Exhibit A a list of all Collateral that is material the Borrower’s business and plans of operation and understands that any of the Borrower’s assets not included  on this list shall still be deemed to be Collateral.

2.2                      The Collateral shall not include the last day of any term of years reserved by any lease, verbal or written, or any agreement therefrom, now held or hereafter acquired by the Borrower, but the Borrower shall stand possessed of the reversion remaining in the Borrower of any leasehold premises, for the time being demised, as aforesaid, upon trust to assign and dispose thereof as the Secured Parties shall direct through their Representative; and upon any sale of the leasehold premises, or any part thereof, the Secured Parties for the purpose of vesting the aforesaid reversion of any such term or any renewal thereof and any purchaser or purchasers thereof shall be entitled by deed or writing to appoint such purchaser or purchasers or any other person or persons a new trustee or trustees of the aforesaid reversion of any such term or any renewal thereof in the place of the Borrower and divest the same accordingly in the new trustee or trustees so appointed freed and discharged from any obligations respecting the same.

2.3                      The security interest shall be a general and continuing security interest notwithstanding any dealing by the Secured Parties with the Borrower or any other person claiming under or with respect to the Borrower or the Collateral, notwithstanding any other title retention agreement, commercial pledge, right of resale, security interest or other encumbrance whatsoever.

3.                      Sales in the ordinary course of business

3.1                      The Borrower shall have no right to sell, lease or dispose of any of the Collateral except for a sale in the ordinary course of business upon customary sales terms for value received.

4.                      Warranties of the Borrower

4.1                      The Borrower hereby warrants to each Secured Party that:

(a)
the Borrower is or will be the owner of, or have an interest in, the Collateral free from any adverse liens, security interest or encumbrances, and agrees that it will defend the Collateral against all claims and demands of all persons, firms or bodies corporate at any time claiming the same or any interest therein; and

(b)
the security interests herein are given and taken as additional security for the payment of the monies payable under other security instruments between the Borrower and the Secured Parties, and not in substitution therefor.

5.                      Undertakings

5.1                      The Borrower hereby undertakes to:

(a)	promptly pay all obligations, indebtedness and liabilities owing to the Secured Parties as they become due or are demanded;

(b)
maintain the Collateral in good condition and repair and provide adequate storage facilities to protect the Collateral and not permit the value of the Collateral to be impaired, reasonable wear and tear excepted;

(c)
not, without the consent in writing of the Secured Party through their Representative, create any security interest, mortgage, hypothecate, charge, lien or other encumbrance upon the Collateral or any part thereof ranking or purporting to rank in priority to or pari passu with the security interest created by this Agreement, except that the Borrower may create a purchase money security interest in Collateral hereafter acquired but only if such interest is perfected and notification thereof is given to the Secured Parties and their Representative pursuant to the provisions of the British Columbia Personal Property Security Act;

(d)	defend the title to the Collateral against all persons, firms or bodies corporate claiming any interest in the Collateral or any part thereof;

(e)
not, without the prior written consent of the Secured Parties through their Representative, remove the Collateral or any part thereof from the location where the Borrower carries on its business, except for rentals, machinery demonstrations, repairs and maintenance in the ordinary course of business which shall take place within or at said location;

(f)
pay all taxes, assessments and levies or charges from any source which may be assessed against the Collateral or any part thereof or which may result in a lien against the Collateral or any part thereof and insure the Collateral for loss or destruction by fire, wind storm and such other perils stipulated by the Secured Parties or their representative  in an amount not less than the full insurable value of the Collateral or the amount from time to time hereby secured, whichever is lesser, with appropriate endorsement to secure the Secured Parties as their interest shall appear.  In the event the Borrower shall fail to provide adequate insurance when required to do so or to pay any of the said taxes, assessments, levies or charges the Secured Parties may, without notice, at its option, but without any obligation or liability so to do, procure insurance and pay taxes or other charges and add said sums to the balance of the debt hereby secured or claim from the Borrower immediate reimbursement of such sums;

(g)
keep, at the principal place of business of the Borrower, accurate books and records of the Collateral and furnish at the request of the Secured Party or their representative from time to time, in writing, all information requested relating to the Collateral or any part thereof and the Secured Parties and their Representative shall be entitled from time to time to inspect the aforesaid Collateral and to take temporary custody of and make copies of all documents relating to Accounts Receivable, and for such purposes the Secured Parties and their Representative shall have access to all premises occupied by the Borrower or where the Collateral or any of it may be found;

(h)	duly observe and conform to all valid requirements of a governmental authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held;

(i)
do, make and execute, from time to time at the request of the Secured Parties through their Representative, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably required by the Secured Party of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents;

(j)	give immediate notice to the Secured Parties and their Representative in the event of a change of the corporate or trade name of the Borrower;

(k)
pay, on demand of any Secured Party, all reasonable expenses, including solicitor’s fees and disbursements and all the remuneration of any Receiver appointed hereunder, incurred by such Secured Party in the preparation, perfection and enforcement of this Agreement;

(l)	not sell or offer to sell, assign, pledge, lease or otherwise transfer or encumber the Collateral or any interest therein, without the prior written consent of Secured Parties;

(m)
file all required Uniform Commercial Code filings or equivalent filings required to make the security interests granted in this Agreement valid, binding and effective in the Borrower’s jurisdictions of incorporation and operation and any jurisdictions in which Collateral is located and to amend such filings anytime that a new Lender becomes a Party to the Loan Agreement and this Agreement; and

(n)	not, without the prior written approval of the Representative, enter into any agreement or understanding to issue debentures, promissory notes or any other form of debt to third parties.

5.2	Each Secured Party hereby agrees:

(a)
to appoint a “Representative” hereunder who can act on behalf of the Secured Parties in exercising their rights and obligations hereunder and hereby grant William S. Rosenstadt a power-of-attorney to act as the initial Representative.  Such power-of-attorney can be revoked and a new Representative appointed upon the written consent of a majority of the Secured Parties (as determined by the outstanding Loan amount of the consenting Secured Parties in comparison to the outstanding Loan amounts of all Secured Parties); and

(b)
that any Secured Party that becomes a Party to this Agreement after its initial signing date shall have an equal interest in the security interests granted hereunder and authorizes the Borrower to amend any filings under “5.1(m)” to reflect the new Secured Party and the increase in the secured amount.

6.                      Maintain security interest

6.1                      The Borrower shall pay all expenses and, upon request, take any action reasonably deemed advisable by the Secured Parties through their Representative to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce the Secured Parties’ interest in it or rights under this Agreement.  If the Borrower fails to act as required by this Agreement, the Secured Parties through their Representative are authorized, in the Borrower’s name, to take any such action, including without limitation, signing the Borrower’s name or paying all amounts so required, and the cost thereof shall be one of the debts and liabilities secured hereunder.

7.                      Default

7.1                      The Secured Parties through their Representative may, at its option in writing, declare the Borrower to be in default under this Agreement and/or may declare the whole or any part of the unpaid balance of any obligations, indebtedness and liabilities secured by this Agreement immediately due and payable if any of the following events occurs:

(a)
the Borrower does not observe or perform any of the Borrower’s obligations under either this Agreement or the Loan Agreement and shall fail to cure such default within 10 calendar days after receipt of notice thereof in writing by the Borrower from the Lender;

(b)	any representation, warranty or statement made by or on behalf of the Borrower to the Lender is untrue in any material respect at the time when or as of which it was made;

(c)	the Borrower ceases or threatens to cease to carry on in the normal course the Borrower’s business or any material part thereof;

(d)
a proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of the Borrower in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) or the Borrower for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

(e)
the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of any order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) or the Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

8.                      Enforcement and remedies

8.1                      Upon default the security interest granted hereby shall become enforceable and the Secured Parties shall have all the rights and remedies available to it under the British Columbia Personal Property Security Act, as amended from time to time, as well as any other applicable laws and, but so as not to restrict the generality of the foregoing, the following rights and remedies:

(a)
the Secured Parties may appoint by instrument in writing any receiver, manager or receiver-manager appointed by the court (all of whom are hereinafter referred to as the “Receiver”) of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver.  Any such Receiver or Receivers so appointed shall have power to take possession of the Collateral hereby charged or to carry on the business of the Borrower and to concur in selling any of such Collateral or any part thereof, and for such purposes to occupy and use any real or personal property of the Borrower without charge therefor for so long as may be necessary;

(b)
the Secured Parties or their Representative may demand that the Borrower assemble the Collateral or part thereof, in any convenient place designated by the Secured Parties and deliver possession of all of the Collateral or part thereof to the Secured Parties;

(c)
the Secured Parties or their Representative may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral, and to that end the Borrower agrees that the Secured Party may by its servants, agents or receiver at any time during the day or night enter upon lands and premises where the Collateral may be found for the purpose of taking possession of and removing the Collateral or any part thereof;

(d)
the Secured Parties or their Representative may seize, collect, realize, borrow money on the security of, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Borrower (except as otherwise required by any applicable law);

(e)
the Secured Parties or their Representative may charge the Borrower for any expense incurred by a Secured Party or the Representative (including taxes, insurance, legal, accounting and receiver fees) in protecting, seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral or any part thereof and may add the amount of such sums to the indebtedness of the Borrower;

(f)
the Secured Parties or their Representative may elect to retain all or any part of the Collateral in satisfaction of the obligations, indebtedness and liabilities of the Borrower to the Secured Parties;

(g)
the Secured Parties or their Representative may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Borrower, borrowers of the Borrower, sureties and others and with the Collateral and other securities as the Secured Parties or their Representative may see fit without prejudice to the liability of the Borrower or the Secured Parties’ right to hold and realize the Collateral;

(h)
in the event of a Secured Party taking possession of the Collateral, or any part thereof in accordance with the provisions of this Agreement, such Secured Party shall have the right to maintain the same upon the premises on which the Collateral may then be situate and for the purpose of such maintaining shall be entitled to the free use and enjoyment of all necessary buildings, premises, housing, stabling, shelter and accommodation for the proper maintaining, housing and protection of the Collateral so taken possession of by such Secured Party as aforesaid, and for its servant or servants, assistant or assistants, and the Borrower covenants and agrees to provide the same without cost or expense to such  Secured Party until such time as such Secured Party shall determine in its discretion to remove, sell or otherwise dispose of the Collateral so taken possession of by it as aforesaid;

(i)
to facilitate the realization of the Collateral, the Secured Parties or its Receiver may carry on or concur in the carrying on of all or part of the business of the Borrower and may, to the exclusion of all others, including the Borrower, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of the Borrower or occupied or used by the Borrower, and use all or any of the tools, machinery and equipment of the Borrower for such time as the Secured Parties or receiver sees fit, free of charge, to manufacture or complete the manufacture of any inventory and to pack and ship the finished product, and the Secured Parties or Receiver shall not be liable to the Borrower for any neglect in so doing or in respect of any rent, rent charges, depreciation or damages in connection with such actions;

(j)
the Secured Parties or their Representative may, if it deems it necessary for the proper realization of all or any part of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the same and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the obligations of the Borrower to the Secured Parties at the date of payment thereof by the Secured Parties;

(k)
the Secured Parties or their Representative may sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Parties or their Representative may seem reasonable, provided that if any sale is on credit the Borrower will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received; and

(l)
all monies collected or received by the Secured Parties or their Representative in respect of the Collateral may be applied on account of such parts of the indebtedness and liability of the Borrower as to the Secured Parties or their Representative seems best or may be held unappropriated in a Collateral account or in the discretion of the Secured Party may be released to the Borrower, all without prejudice to the Secured Parties’’ claims upon the Borrower.

8.2                      The rights and remedies herein conferred upon the Secured Parties shall be cumulative and not alternative and shall be in addition to and not in substitution for or in derogation of rights and remedies conferred by the British Columbia Personal Property Security Act and any other applicable laws.

9.                      Waiver

9.1                      The Secured Parties or their Representative may permit the Borrower to remedy any default without waiving the default so remedied, and the Secured Parties or their Representative may waive any default without having waived any other subsequent or prior default by the Borrower.  A waiver shall only be binding on the Secured Parties if it has been given in writing.

9.2                      The Borrower shall not be discharged by any extension of time, additional advances, renewals and extensions, the taking of further security, releasing security, extinguishment of the security interest created therein as to all or any part of the Collateral, the failure to perfect the security or any other act except a release or discharge of the said security interest upon the full payment of the obligations, indebtedness and liabilities secured by this Agreement, including charges, expenses, fees, costs and interest.

9.3                      The Borrower waives the right to receive any verification statements or financing statements related to this Agreement.

10.                      Non-liability of the Secured Parties or their Representative

10.1                      The Secured Parties and their Representative shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payments of the same or for the purpose of preserving any rights of the Secured Parties, the Borrower, or any other person, firm or body corporate in respect of same.  The Secured Parties or their Representative shall use reasonable care in the custody and presentation of Collateral it has taken into its possession and the Borrower hereby agrees that the Secured Parties or their Representative shall not be obliged to preserve any rights against other persons or take any steps to preserve any rights of the Borrower with respect to Other Personal Property including any instrument, security or chattel paper included in the Collateral.

11.                      Additional security

11.1                      This Agreement is in addition to and not in substitution for any other agreement between the parties creating a security interest in all or part of the Collateral, and whether heretofore or hereafter made, and the terms of such other agreement or agreements shall be deemed to be continued unless expressly provided to the contrary in writing and signed by the Parties.

12.                      Attachment

12.1Subject to section “12.2” hereinbelow, the Borrower warrants and acknowledges that value has been given and that the Borrower and the Secured Parties intend the security interests created by this Agreement to attach upon the execution of this Agreement and the receipt by the Borrower of the Principal Amount and all Interest under the Loan Agreement, and that value has been given and that the Borrower has rights in the Collateral.

12.2                      With respect to any part of the Collateral to be acquired by the Borrower after the date hereof, the Borrower warrants and acknowledges that the Borrower and the Secured Parties intend the security interests created by this Agreement to attach as soon as the Borrower has rights therein.

13.                      Future advances

13.1                      Nothing herein contained including the execution of this Agreement nor the perfection of any of the security interest contained herein shall obligate the Secured Parties to make any advance or future advance or loan or renewal or extension of any indebtedness or liability of the Borrower whatsoever.

14.                      Notices

14.1                      Notwithstanding anything herein contained and whether or not expressly stipulated herein, every notice or other communication contemplated hereby or otherwise relating hereto shall be in writing.  Every notice required or permitted to be communicated hereunder may be:

(a)	served personally by leaving it with the party to whom it is to be communicated;

(b)	communicated by telecopy to the party to whom it is to be communicated; or

(c)	mailed by prepaid registered mail (with acknowledgement of receipt requested) to the party to whom it is to be communicated.

If a notice is served personally, it shall be deemed to have been validly communicated to and received by the party to whom it was addressed on the date on which it was delivered.  If a notice is communicated by telecopy, it shall be deemed to have been validly communicated to and received by the party to whom it was addressed on the expiry of eight hours after it was transmitted or 9:00 a.m. (according to the time zone of the party to whom it was addressed) on the day following its transmission, whichever is later.  If a notice is mailed as aforesaid, it shall be deemed to have been validly communicated to and to have been received by the addressee thereof on the earlier of the date of its receipt or the eleventh day following the mailing thereof in Canada, provided that no party shall mail any notice during any period during which Canadian postal workers, whether in the whole of Canada or in any region thereof where a notice is to be communicated, are on strike, are withholding of services or lock-out is threatened or has just been terminated so that, in the result, it may be adversely affected.  Any address as provided for in this section may be changed by written notice as contemplated by this section, and the respective addresses of the parties hereto for the communication of notice shall be as set forth on the front page of this Agreement.

15.                      Headings

15.1                      All headings used in this Agreement have been inserted for convenience of reference only and are not intended to assist in the interpretation of any of the provisions of this Agreement unless expressly referred to in the provisions of this Agreement.

16.                      General

16.1                      The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

16.2                      This Agreement shall be interpreted in accordance with the laws of the Province of British Columbia, Canada.

17.                      Receipt of copy

17.1The Borrower hereby acknowledges receipt of a copy of this Security Agreement.

18.                      Enurement

18.1                      This Agreement benefits the Secured Parties, their successors and assigns and binds the Borrower and their heirs, executors, personal representatives, successors and assigns.

19                      Amendment.

19.1                      This Agreement may only be amended with the prior written consent of all of the parties hereto.

WITNESS the hand of the authorized representative of the undersigned Borrower given under seal as of the Effective Date determined hereinabove.

The COMMON SEAL of)
TAPIMMUNE INC.,)
the Borrower herein,)
was hereunto affixed in the presence of:)(C/S)
)
)
)
Authorized Signatory)
__________

--  End of Secured Loan Agreement  --
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